DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Dreyfus Municipal Money
Market Fund, Inc. for its fiscal year ended May 31, 1997. Your Fund produced a yield of 2.94% and after taking into account the effect of compounding, the effective yield was 2.98%.*
Money Market Overview
    Despite the predictions of many analysts who believed growth was slowing at last, the U.S. economy remained upward bound throughout the period. In fact, after posting a 3.8% gain during the fourth quarter of 1996, real Gross Domestic Product (GDP) reached a zenith of 5.6% during the first three months of 1997, a level not attained in a decade. Most recently, the widely watched index of the National Association of Purchasing Management jumped to 57.1% in May from 54.2% in April. The apparent pickup in manufacturing overshadowed two Commerce Department reports that had pointed to a second-quarter slowdown in national economic activity. Those April reports showed consumer spending edging up just 0.1% - the smallest increase since last September - and persona l income posting a similarly small gain of only 0.1%.
    Alongside the news of surprisingly strong economic growth came another surprise: inflation remained very low. The latest supporting evidence was a drop in producer prices for April. At the same time, April's unemployment rate hit 4.9%, the lowest level in 23 years. The Employment Cost Index also showed minimal price pressure registering just 0.6% for the first quarter of 1997, a reduction from its 0.8% rise during the last quarter of 1996. Prior to the release of these rather reassuring statistics, the Federal Reserve Board (Fed) had increased overnight bank lending rates one quarter of a percentage point at its March 25 Federal Open Market Committee meeting. While many expected this to be the first in a series of moves, the Fed left rates alone in May, leaving market participants guessing about what will happen when the Fed meets again in July.
Market Environment/Portfolio
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as: an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June), and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure your Fund in such a way as to take advantage of these changing conditions in an effort to enhance your Fund's return while maintaining our commitment to high quality holdings.
    In response to the expected changes in both cash flow and supply conditions, we began preparations for extending your Fund's average maturity in early June. By creating a calendar of upcoming new issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believe would be attractive holdings for your Fund. We expect to continue to purchase notes selectively through the summer months in an attempt to maximize your Fund's current yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.



    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                         MAY 31, 1997
                                                                                                   Principal
Tax Exempt Investments-100.0%                                                                       Amount           Value
                                                                                                    -----------    -----------
Alaska-1.4%
Valdez, Marine Terminal Revenue, Refunding, CP (Arco Transportation Project)
  3.75%, Series A, 8/13/97..................................................                  $      14,100,000  $ 14,100,000
California-2.5%
California School Cash Reserve Program Authority,
  4.75%, Series A, 7/2/97 (Insured; MBIA)...................................                         15,000,000    15,011,037
South Coast Local Education Agencies and Partnerships, TRAN 4.75%, 6/30/97..                         11,000,000    11,005,703
Delaware-7.7%
Delaware Economic Development Authority, Revenue, VRDN
  (Hospital Billing and Collection Service Limited Project):
    4%, Series A (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a).                         25,000,000    25,000,000
    4%, Series B (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a).                         19,000,000    19,000,000
    4%, Series C (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a).                         34,400,000    34,400,000
District of Columbia-2.9%
District of Columbia, VRDN:
  General Fund Recovery 4.15%, Series B-1 (LOC; Union Bank of Switzerland) (a,b)                     14,900,000    14,900,000
  Refunding 4.25%, Series A-1 (LOC; National Westminster Bank) (a,b)........                         14,300,000    14,300,000
Florida-2.8%
Dade County, Water and Sewer Systems Revenue, VRDN
  3.85% (Insured; FGIC and Liquidity Facility; Commerzbank) (a).............                         19,600,000    19,600,000
Pasco County Industrial Development Authority, Revenue, VRDN
  (Woodhaven Partners Limited Project) 3.85% (LOC; Krediet Bank) (a,b)......                          9,500,000     9,500,000
Georgia-5.3%
Athens-Clarke County Industrial Development Authority, IDR, VRDN
  (Nakanishi Manufacturing Corp. Project) 4.225% (LOC; Sumitomo Bank) (a,b).                          6,000,000     6,000,000
Burke County Development Authority, PCR, Refunding, VRDN
  (Georgia Power Co. Plant Vogtle Project) 4%, Series 1 (LOC; Georgia Power Co.) (a,b)               13,000,000    13,000,000
Georgia Municipal Association, Bond Certificate Partnership, VRDN
  3.85% (Insured; MBIA and LOC; Credit Suisse) (a,b)........................                         18,480,000    18,480,000
Savannah Economic Development Authority, Revenue Exempt Facilities, VRDN
  (Home Depot Project) 4%, Series A (Corp. Guaranty; Home Depot) (a)........                         17,000,000    17,000,000
Hawaii-.9%
Honolulu City and County, Multi-Family Revenue, VRDN (Royal Kunia Gardens)
  4.10%, Series B (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................                          9,450,000     9,450,000
Illinois-3.7%
City of Chicago, Mandatory Tender Notes
  3.65%, 2/5/98 (LOC; Morgan Guaranty Trust Co.) (b)........................                         11,371,000    11,371,000
Illinois Development Finance Authority, PCR, VRDN (Illinois Power Co.)
  4.15%, Series C (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................                         10,400,000    10,400,000
Illinois Health Facilities Authority, Revenue, VRDN (Revolving Fund Pooled
Financing)
  3.90%, Series C (LOC; First National Bank of Chicago) (a,b)...............                         16,250,000    16,250,000


DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            MAY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                    -----------    -----------
Indiana-3.2%
Hammond Local Public Improvement Bond Bank, Revenue, Advance Funding Program Notes
  4.20%, Series A-2, 1/8/98 (LOC; Bank One) (b).............................                   $     17,600,000  $ 17,651,291
Indiana Bond Bank, Advance Funding Notes
  4.25%, Series A-2, 1/21/98 (LOC: Indiana Bond Bank and Norwest Bank of Minnesota) (b)........      15,000,000    15,051,100
Iowa-1.5%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
  4.10%, Series A (LOC; Swiss Bank Corp.) (a,b).............................                         15,000,000    15,000,000
Kansas-3.8%
Butler County, Solid Waste Disposal Cogeneration Revenue, VRDN
  (Texaco Refining and Marketing) 4.30%, Series B (LOC; Texaco Inc.) (a,b)..                         27,100,000    27,100,000
Topeka, MFHR, VRDN (Topeka Retirement Center Limited)
  3.85% (LOC; Krediet Bank) (a,b)...........................................                          6,970,000     6,970,000
Wichita, PCR, Refunding, VRDN (CIC Industries Inc. Project)
  4.325% (LOC; The Bank of New York) (a,b)..................................                          5,000,000     5,000,000
Kentucky-.8%
Daviess County, Solid Waste Disposal Facility, Revenue, VRDN (Scott Paper Co. Project)
  4.15%, Series B (Corp. Guaranty; Kimberly Clark Corp.) (a)................                          8,000,000     8,000,000
Louisiana-1.9%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Project)
  4.30% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)..                          7,400,000     7,400,000
Saint Charles Parish, PCR, VRDN (Shell Oil Co.-Norco Project)
  4.20% (LOC; Shell Oil Co.) (a,b)..........................................                         12,000,000    12,000,000
Maine-1.0%
Orrington, RRR, VRDN (Penobscott Energy Recovery Co. Project)
  4.10%, Series B (LOC: Bank of Nova Scotia, Bankers Trust, Canadian Imperial Bank
  of Commerce, Long-Term Credit Bank of Japan and Toronto Dominion Bank) (a,b)                       10,670,000    10,670,000
Michigan-7.5%
Birmingham, EDR, VRDN (Brown Association Project)
  4.325% (LOC; Bankers Trust Co.) (a,b).....................................                          1,975,000     1,975,000
Chelsea Economic Development Corporation, LOR, VRDN (Silver Maples of
Chelsea)
  3.90% (LOC; Comerica Bank) (a,b)..........................................                          1,500,000     1,500,000
Kalamazoo County Economic Development Corporation, Industrial and EDR, VRDN
  (WBC Property Project) 4.10% (Corp. Guaranty; Old Kent Bank and Trust Co.) (a)                      3,000,000     3,000,000
Kent Hospital Finance Authority, Hospital Facility Revenue, VRDN (Butterworth
Hospital)
  3.80%, Series A (LOC; Sanwa Bank) (a,b)...................................                          1,300,000     1,300,000
Michigan Housing Development Authority, Refunding, VRDN:
  LOR (Harbortown Limited Divide Project)
    4.075%, (LOC; Bankers Trust Co.) (a,b)..................................                          1,000,000     1,000,000
  Rental Housing Revenue, Refunding
    3.90%, Series C (LOC; Credit Suisse) (a,b)..............................                         13,000,000    13,000,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              MAY 31, 1997
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount         Value
                                                                                                   ------------    ----------
Michigan (continued)
Michigan Strategic Fund, VRDN:
  LOR:
    (Angelo's Crushed Concrete, Inc.) 4.30%, Series C-1 (LOC; Comerica Bank) (a,b)            $       1,725,000  $  1,725,000
    (Fritz and Caroline Huebner Project) 4.30%, Series B-2 (LOC; Comerica Bank) (a,b)                   750,000       750,000
    (K & M Machine Fabric) 4.30%, Series A-4 (LOC; Comerica Bank) (a,b).....                            500,000       500,000
    (Norbert Industrial Inc., Project) 3.85% (LOC; Michigan National Bank) (a,b)                      2,000,000     2,000,000
    Refunding
      (Louisiana Pacific Corp.) 3.95% (LOC; Wachovia Bank of North Carolina) (a,b)                    2,600,000     2,600,000
    (Thorn Apple Valley Inc., Project) 4.20% (LOC; Old Kent Bank and Trust Co.) (a,b)                 2,600,000     2,600,000
  SWDR (Grayling Generating Project) 3.95% (LOC; Barclays Bank) (a,b).......                          8,000,000     8,000,000
Midland County Economic Development Corporation, Economic Development, LOR, Refunding
  VRDN (Dow Chemical Co. Project)
  4.10%, Series B (Corp. Guaranty; Dow Chemical Co.) (a)....................                         34,200,000    34,200,000
Sterling Heights Economic Development Corporation, LOR, Refunding, VRDN
  (Sterling Shopping Center) 4.05% (LOC; National Bank of Detroit) (a,b)....                          2,255,000     2,255,000
Nebraska-1.3%
Nebraska Higher Education Loan Program Inc., Revenue, VRDN (Multiple Mode-Student Loan)
  3.85%, Series A (Insured; MBIA and LOC; Student Loan Marketing Association) (a,b)                  12,995,000    12,995,000
Nevada-4.7%
Clark County, IDR, VRDN:
  (Nevada Cogeneration Association) 4.25% (LOC; Swiss Bank Corp.) (a,b).....                         10,700,000    10,700,000
  Refunding (Nevada Power Co. Project)
    4%, Series B (LOC; Societe Generale) (a,b)..............................                         20,000,000    20,000,000
Washoe County, Water Facilities Revenue, VRDN (Sierra Pacific Power Co. Project)
  4.20% (LOC; Union Bank of Switzerland) (a,b)..............................                         17,000,000    17,000,000
New York-14.3%
New York City, CP
  3.45%, 7/22/97 (Insured; MBIA and Liquidity Facility; Landesbank Hessen) (a)                       25,000,000    25,000,000
New York State Energy, Research and Development Authority, PCR:
  (LILCO Project) 3.60%, Series A, 3/1/98 (LOC; Deutsche Bank) (b)..........                         13,530,000    13,530,000
  VRDN (Niagara Power Corp., Project)
    4.20%, Series A (LOC; Toronto-Dominion Bank) (a,b)......................                          9,800,000     9,800,000
New York State Housing Finance Agency, HR, VRDN (Normandie Court II)
  3.85%, Series A (LOC; Fleet Bank) (a,b)...................................                         10,800,000    10,800,000
New York State Local Government Assistance Corporation, VRDN
  3.80%, Series A (LOC: Credit Suisse, Swiss Bank Corp. and Union Bank of Switzerland) (a,b)         21,000,000    21,000,000
New York State Power Authority, CP 3.80%, 7/23/97 (Liquidity Facility: Bank
of America,
  The Bank of New York, Bank of Nova Scotia, Bank of Tokyo-Mitsubishi,
  Chase Manhattan Bank, Citibank, Industrial Bank of Japan and Sanwa Bank)..                         13,000,000    13,000,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        MAY 31, 1997
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                   ------------    ----------
New York (continued)
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
  Versatile Structure:
    4.05%, Series 5 (LOC; Bayerische Landesbank) (a,b)......................                       $  5,000,000   $ 5,000,000
    4.10%, Series 1 (LOC: Bank of Tokyo-Mitsubishi, Sanwa Bank and Sumitomo Bank) (a,b)              18,600,000    18,600,000
Suffolk County, TAN 4%, Series I, 8/14/97 (LOC: Candian Imperial Bank of Commerce,
  National Westminster Bank and Westdeutsche Landesbank) (b)................                         30,000,000    30,030,282
North Carolina-.7%
Craven County Industrial Facilities and Pollution Control Finance Authority, Resource
  VRDN (Craven Wood Energy) 4.15%, Series C (LOC; ABN-Amro Bank) (a,b)......                          4,100,000     4,100,000
North Carolina Medical Care Community, HR, VRDN (Pooled Equipment Financing
Project)
  3.95% (Insured; MBIA and LOC; Banque Paribas) (a,b).......................                          3,400,000     3,400,000
Ohio-4.4%
Cincinnati City School District 4.37%, 9/18/97..............................                         10,000,000    10,010,601
Columbus, Electric System Revenue, VRDN 3.60% (LOC; Union Bank of Switzerland) (a,b)                  1,400,000     1,400,000
Cuyahoga County, HR, VRDN (Cleveland Clinic Foundation)
  3.85%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)....................                          3,200,000     3,200,000
Greene County, Certificate of Indebtedness 3.88%, 6/4/97....................                         14,000,000    14,000,177
Hamilton County, Hospital Facilities Revenue, VRDN (Bethesda Hospital Inc.)
  3.80% (LOC; Rabobank Nederland) (a,b).....................................                          2,000,000     2,000,000
Ohio Housing Finance Agency, Mortgage Revenue
  3.65%, Series A-2, 3/2/98 (LOC; American Insurance Group, Inc.) (b).......                          8,000,000     8,000,000
Ohio State University, General Receipt, VRDN 3.80%, Series B (a)............                          1,750,000     1,750,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 4.10% (LOC; Sanwa Bank ) (a,b).                          1,000,000     1,000,000
Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
  3.85% (LOC; Banque Nationale DeParis) (a,b)...............................                          1,150,000     1,150,000
Toledo-Lucas County Port Authority, Development Revenue, VRDN
  (Frostbite Brands Inc., Project) 4.20% (LOC; Old Kent Bank and Trust Co.) (a,b)                     1,020,000     1,020,000
Warren County, IDR, VRDN (Johnson & Hardin Enterprises)
  4.10%, Series A (LOC; PNC Bank of Ohio) (a,b).............................                          1,500,000     1,500,000
Pennsylvania-1.6%
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co. Project)
  4.45% (LOC; Bank of Tokyo-Mitsubishi) (a,b)...............................                          4,800,000     4,800,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
  3.95%, Series A (LOC; Student Loan Marketing Association) (a,b)...........                         12,100,000    12,100,000
South Carolina-1.7%
South Carolina Jobs Economic Development Authority, VRDN
  (Wellman Inc., Project) 4.25% (LOC; Wachovia Bank of Georgia) (a,b).......                         10,010,000    10,010,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount          Value
                                                                                                     ----------    -----------
South Carolina (continued)
York County, Industrial Revenue, VRDN (Textron Project)
  5.313% (LOC; Bankers Trust) (a,b).........................................                  $       7,500,000   $ 7,500,000
Tennessee-3.7%
Oak Ridge, IDB, Solid Waste Revenue (M4 Environmental)
  4% (LOC; Sun Trust Bank) (a,b)............................................                         10,000,000    10,000,000
Sevier County Public Building Authority, Local Government Public Improvement, VRDN:
  3.87%, Series A-1 (Insured; AMBAC and SBPA; Krediet Bank) (a).............                          7,500,000     7,500,000
  3.87%, Series B-1 (Insured; AMBAC and SBPA; Krediet Bank) (a).............                          5,000,000     5,000,000
  3.87%, Series B-2 (Insured; AMBAC and SBPA; Krediet Bank) (a).............                          5,000,000     5,000,000
Tennessee Housing Development Agency, Refunding
  (Homeownership Program) 3.75%, 2/19/98 (Escrowed in; U.S. Treasury Securities)                     10,000,000    10,000,000
Texas-13.5%
Brazos River Authority, PCR, VRDN (Utility Electric Co.):
  4.20%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)....................                         11,000,000    11,000,000
  Refunding:
    4.20%, Series A (Insured; AMBAC and LOC; The Bank of New York) (a,b)....                         17,460,000    17,460,000
    4.20%, Series C (LOC; Swiss Bank Corp.) (a,b)...........................                          7,000,000     7,000,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue:
  4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (b).....                          6,700,000     6,700,000
  Refunding, 4.05%, Series A, 9/1/97 (LOC; Student Loan Marketing Association) (b)                   10,000,000    10,000,000
Gulf Coast Waste Disposal Authority, Environmental Facilities Revenue, VRDN
  (Bayer Corp. Project) 3.90% (LOC; Bayer Corp.) (a,b)......................                         18,000,000    18,000,000
Houston, TAN 4.50%, Series 1996, 6/30/97....................................                         15,000,000    15,006,867
Pan-Handle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
  3.95%, Series A (LOC; Student Loan Marketing Association) (a,b)...........                         13,000,000    13,000,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                         40,000,000    40,101,828
Utah-4.2%
Intermountain Power Agency, Power Supply Revenue, CP
  3.50%, 7/23/97............................................................                         27,900,000    27,900,000
Salt Lake County, PCR, Refunding, VRDN (Service Station Holdings Project)
  4.05%, Series B (LOC; British Petroleum) (a,b)............................                         15,200,000    15,200,000
Virginia-.8%
Charles City and County Industrial Development Authority, Exempt Facilities
Revenue
  VRDN (Chambers Project) 4.20% (LOC; North Carolina National Bank) (a,b)...                          8,000,000     8,000,000
U.S. Related-2.2%
Commonwealth of Puerto Rico, TRAN 4%, Series A, 7/30/97.....................                         12,000,000    12,009,271
Commonwealth of Puerto Rico Government Development Bank, CP 3.30%, 6/13/97..                         10,000,000    10,000,000
                                                                                                                  ------------
TOTAL INVESTMENTS (cost $1,023,290,228).....................................                                   $1,023,289,157
                                                                                                              ================

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR      Pollution Control Revenue
EDR           Economic Development Revenue                       RRR      Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SBPA     Standby Bond Purchase Agreement
HR            Hospital Revenue                                   SWDR     Solid Waste Disposal Revenue
IDB           Industrial Development Board                       TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     TRAN     Tax Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN     Variable Rate Demand Notes
LOR           Limited Obligation Revenue
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               -------------                  ---------------            ----------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              93.9%
AAA/AAA (e)                        Aaa/Aa (e)                     AAA/AA (e)                         1.5
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.6
                                                                                                   -------
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At May 31, 1997, 61.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, brokerage firms, corporations and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              MAY 31, 1997
                                                                                                     Cost             Value
                                                                                                --------------    --------------
ASSETS:                          Investments in securities-See Statement of Investments        $1,023,290,228     $1,023,289,157
                                 Interest receivable........................                                           9,210,086
                                 Prepaid expenses...........................                                              69,999
                                                                                                                    -------------
                                                                                                                   1,032,569,242
                                                                                                                    -------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           400,513
                                 Cash overdraft due to Custodian............                                           7,316,071
                                 Accrued expenses and other liabilities.....                                             203,987
                                                                                                                    -------------
                                                                                                                       7,920,571
                                                                                                                    -------------
NET ASSETS..................................................................                                      $1,024,648,671
                                                                                                                  ==============
REPRESENTED BY:                  Paid-in capital............................                                      $1,024,637,788
                                 Accumulated undistributed investment income-net133,918
                                 Accumulated net realized gain (loss) on investments                                    (121,964)
                                 Accumulated gross unrealized appreciation (depreciation)
                                 ..............................        on investments                                     (1,071)
                                                                                                                    -------------
NET ASSETS..................................................................                                      $1,024,648,671
                                                                                                                  ==============
SHARES OUTSTANDING
(5 billion shares of $.01 par value Common Stock authorized)................                                       1,026,413,323
NET ASSET VALUE, offering and redemption price per share....................                                               $1.00
                                                                                                                         =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $35,609,886
EXPENSES:                    Management fee-Note 2(a).......................                   $  4,962,817
                             Shareholder servicing costs-Note 2(b)..........                      1,059,894
                             Registration fees..............................                        101,478
                             Professional fees..............................                         88,353
                             Custodian fees.................................                         84,991
                             Directors' fees and expenses-Note 2(c).........                         61,350
                             Prospectus and shareholders' reports...........                         47,218
                             Miscellaneous..................................                         37,288
                                                                                             ---------------
                                    Total Expenses..........................                                           6,443,389
                                                                                                                  ---------------
INVESTMENT INCOME-NET.......................................................                                          29,166,497
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b):
                             Net realized gain (loss) on investments........                  $      (2,582)
                             Net unrealized appreciation (depreciation) on investments               (6,289)
                                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                             (8,871)
                                                                                                                  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $29,157,626
                                                                                                                  ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended              Year Ended
                                                                                      May 31, 1997            May 31, 1996
                                                                                    --------------           --------------
OPERATIONS:
  Investment income-net...................................................           $  29,166,497          $   32,094,677
  Net realized gain (loss) on investments.................................                  (2,582)                202,521
  Net unrealized appreciation (depreciation) on investments...............                  (6,289)                (36,575)
                                                                                    --------------           --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....               29,157,626             32,260,623
                                                                                    --------------           --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................             (29,166,510)            (32,094,677)
  Net realized gain on investments........................................                 (22,722)                 ---
                                                                                    --------------           --------------
      Total Dividends.....................................................             (29,189,232)            (32,094,677)
                                                                                    --------------           --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.........................................             3,175,303,462           3,902,085,298
  Dividends reinvested....................................................              18,593,500              20,778,711
  Cost of shares redeemed.................................................          (3,196,745,808)         (3,905,743,054)
  Net assets received in connection with reorganization (Dreyfus
    Michigan Municipal
    Money Market Fund)-Note 1.............................................              42,809,635                 ---
  Net assets received in connection with reorganization (Dreyfus
    Ohio Municipal
    Money Market Fund)-Note 1.............................................              34,121,878                 ---
                                                                                    --------------           --------------
      Increase ( Decrease) in Net Assets from Capital Stock Transactions..              74,082,667              17,120,955
                                                                                    --------------           --------------
        Total Increase (Decrease) in Net Assets...........................              74,051,061              17,286,901
NET ASSETS:
  Beginning of Period.....................................................             950,597,610             933,310,709
                                                                                    --------------           --------------
  End of Period...........................................................         $ 1,024,648,671          $  950,597,610
                                                                                   ===============          ===============
Undistributed investment income-net.......................................             $   133,918             $   133,931
                                                                                    --------------           --------------
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Year Ended May 31,
                                                          --------------------------------------------------------------
PER SHARE DATA:                                            1997          1996         1995           1994           1993
                                                          ------       ------        ------        ------         ------
    Net asset value, beginning of period.........        $  1.00      $  1.00      $  1.00        $  1.00        $  1.00
                                                          ------       ------        ------        ------         ------
    Investment Operations:
    Investment income-net........................           .029         .031         .029           .020           .022
                                                          ------       ------        ------        ------         ------
    Distributions:
    Dividends from investment income-net.........          (.029)      (.031)        (.029)         (.020)         (.022)
                                                          ------       ------        ------        ------         ------
    Net asset value, end of period............           $  1.00      $  1.00      $  1.00        $  1.00        $  1.00
                                                         =======      ========     ========      ========        =======
TOTAL INVESTMENT RETURN..........................          2.98%        3.16%        2.98%          2.00%          2.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .65%         .64%         .62%           .62%           .62%
    Ratio of net investment income
      to average net assets....................            2.94%        3.11%        2.91%          1.98%          2.22%
    Net Assets, end of period (000's Omitted)....     $1,024,649     $950,598     $933,311     $1,117,002     $1,413,815
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services,
Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On August 26, 1996, the Fund acquired all the net assets of Dreyfus Michigan Municipal Money Market Fund ("DMMMMF") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of shares, at which time 42,858,162 shares of DMMMMF, valued at $1.00 per share and representing net assets of $42,809,635 were exchanged for 42,858,162 shares of the Fund. The aggregate net assets of the Fund and DMMMMF immediately before the acquisition were $956,664,386 and $42,809,635 respectiv ely.
    On August 2, 1996, the Fund acquired all the net assets of Dreyfus Ohio Municipal Money Market Fund ("DOMMMF") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of shares, at which time 34,170,011 shares of DOMMMF, valued at $1.00 per share and representing net assets of $34,121,878 were exchanged for 34,170,011 shares of the Fund. The aggregate net assets of the Fund and DOMMMF immediately before the acquisition were $892,355,560 and $34,121,878 respectively.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $99,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. If not applied, $1,000 of the carryover expires in fiscal 2000, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, and $2,000 expires in fiscal 2005.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $575,317 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $25,882 during the period ended May 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Municipal Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 30, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MUNICIPAL MONEY
MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            910AR975
[Dreyfus logo]
Registration Mark

Municipal
Money Market
Fund, Inc.
Annual Report
May 31, 1997